EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

SARBANES-OXLEY ACT SECTION 906

Pursuant to Section 1350 of Title 18 of the United States Code, I, Vincent J. Calabrese, Chief Financial Officer of F.N.B. Corporation (the “Company”), hereby certify that, to the best of my knowledge:

1.	The Company’s Form 10-Q Quarterly Report for the period ended September 30, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 8, 2011	/s/ Vincent J. Calabrese
Vincent J. Calabrese Chief Financial Officer